UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2010

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	0-13580	11-2708279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York		11901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (631) 727-5667

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 11, 2010, Suffolk Bancorp (the “Company”) issued a press release titled, “SUFFOLK BANCORP THWARTS DATA INTRUSION AT BANKING SUBSIDIARY - NO FINANCIAL LOSSES TO CUSTOMERS DISCOVERED,” disclosing information about a data intrusion into the Online Banking System of its banking subsidiary, The Suffolk County National Bank. The press release is furnished as Exhibit 99.1 to this report. A copy of the release will be posted on the Company’s web site, www.suffolkbancorp.com. Please note that the website may be updated in the future to contain additional information.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUFFOLK BANCORP

Dated January 11, 2010	By:	/S/ DOUGLAS IAN SHAW
Senior Vice President & Corporate Secretary

EXHIBIT INDEX

99.1	Press release titled “SUFFOLK BANCORP THWARTS DATA INTRUSION AT BANKING SUBSIDIARY - NO FINANCIAL LOSSES TO CUSTOMERS DISCOVERED,” dated January 11, 2010.